EXHIBIT 10.42



                                     L E A S E
                                     ---------

      This Agreement (this "Lease") is made in triplicate on this 19th day of
                                                                  ----
      December, 1991. The parties agree to all the terms set forth below.

      1.   PARTIES
           -------

           HILL-RAAUM INVESTMENT COMPANY, a General Partnership organized under the laws of the State of Washington, is referred to as "Lessor". SIMMONS COMPANY, a Delaware corporation is referred to as "Lessee".

      2.   RECITALS
           --------

           Lessor is the owner of the land (Land) described in Exhibit "A".

           Lessor is constructing a building (Building) upon the Land.

           The Land and Building when referred to collectively shall be referred to as The Property.

           The Building and improvements to the Land are described in Exhibits A, B, & C.

           The area to be leased hereunder shall be referred to as the Premises.

           Lessor is willing to lease the Premises to Lessee and Lessee is willing to Lease the Premises from Lessor. In addition, Lessor is willing to grant, convey, transfer and assign an irrevocable non-exclusive license to use the Lessee with respect to the common Areas and Common Area Improvements including unlimited and non-exclusive use of the property described in that Easement granted under Easement Agreement dated October 16, 1991 by and between Hill-Raaum Investment Company and Beadex Manufacturing Company, and Lessee is willing to accept such grant, conveyance, transfer and assignment of such license to use.

    3.     TERM
           ----

           The term of this Lease shall be for Ten (10) years, commencing the later of November 1, 1992 or when the Building is substantially completed and ready for occupancy. Lessor and Lessee will agree on completion date and commencement of occupancy for rent. Punch list items will be handled in an expeditious manner, but will not hold up commencement of rent.

     4.    RENT
           ----
           Lessee agrees to pay Lessor at the address stated below monthly rental as follows:




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      From Nov. 1,  1992 (or such later  date when the building is ready for occupancy) to Oct. 31, 1997 - $ 39,159.00 per month.

      From Nov. 1, 1997 to Oct. 31, 2002 - $ 47,752.00 per month in advance and without offset, on or before the first (lst) day of each calendar month of the Lease term to Lessor or to such other party or at such other place as Lessor may hereafter designate.


  5.  SECURITY DEPOSIT
      ----------------
      As security for full and faithful performance by the Lessee, Lessee shall deposit with Lessor the sum of Eighty Nine Thousand Six Dollars ($89,006.00) of which Forty Four Thousand Five Hundred Three Dollars ($44,503.00), including reserves of approximately Five Thousand Three Hundred Forty Four Dollars ($5,344.00) shall be applied to the first month's rent and the balance shall be held by the Lessor. This amount is payable upon execution of this Lease.

      If at the end of the eighteenth (18th) month of this Lease Lessee is not, nor has been, in default, then Lessee can require Lessor to refund the Forty Four Thousand Five Hundred Three Dollars ($44,503.00) and Lessee will replace it with a non-interest bearing note in like amount. The note shall be held as a security deposit, and in the event of no default by Lessee, the note will be returned to the Lessee at the end of the lease.

      It is agreed that in the event Lessee defaults and during any period in which Lessor has the right to cancel this Lease as set forth in Section 24 hereof, including but not limited to the payment of rent, Lessor may require that cash be deposited in place of the $44,503.00 note. Failure to make this cash deposit, if required, upon five (5) days written notice to Lessee from Lessor shall constitute a breach of the Lease and shall be treated as a default in rental payments for remedy purposes. Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or any other sum as to which Lessee is in default or for any such sum which the Lessor may expend or may be required to expend by reason of Lessee's default, and Lessee shall within five (5) days after written request by Lessor deposit with Lessor an amount equal to the monies so applied by Lessor from the security deposit of Lessee in order to cure such default, so that at no time shall the security deposit of Lessee be less than Forty Four Thousand Five Hundred Three Dollars ($44,503.00),


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     Dollars, after such default until the end of the Lease term.  The amount of the security deposit shall not limit the Lessee's financial responsibility to cure defaults under this Lease.

6.   UTILITIES, FEES AND ASSESSMENTS
     -------------------------------

     Lessee agrees to pay all charges for heat, electricity, water, sewer, garbage, storm water, fire monitoring service and all other public utilities and governmental requirements used in or charged against the Property during this Lease which are not separately metered. Lessee shall also pay all annual governmental fees and assessments, including feature L.I.D. assessments (which may include street widening and traffic mitigation) imposed on the Property during the Lease term. Lessor shall not be liable for the failure of any such services for any reason other than Lessor's negligence or intentional acts or omissions.

     TAXES
     -----

     (a) Personal Property - Lessee shall promptly pay when due all taxes assessed during the term of this Lease upon Lessee's fixtures, furnishing, equipment and stock in trade, or upon the Lessee's leasehold interest under this Lease or upon any other personal property of Lessee situated in or upon the business.

     (b) Real Property taxes and Assessments - Lessee shall pay all real property taxes and assessments upon the Property which are payable during the lease term. All assessments chargeable against the real property prior to but payable in whole or installments after the effective date of the lease term, and all assessments charged against the property during the term but payable in whole or installments after the lease term shall be adjusted so that the Lessor shall pay for the period prior to and for the period subsequent to the lease term, and Lessee shall pay for the lease term. In addition, Lessee shall pay all charges in lieu of assessments, all assessments shall be apportioned over the greatest amount of time allowed by the appropriate governmental agency.

     (c) Substitute Taxes - Lessee shall not be required to pay any municipal, county, state or federal income or franchise taxes of Lessor or any municipal, county, state or federal estate, succession, inheritance or transfer taxes of Lessor. If at any time, however, during the term of this Lease, the laws concerning the




















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     methods of real property taxation prevailing at the commencement of the term are changed so that a tax or excise on rents or any other such tax, however described, is levied or assessed against the Lessor as a direct substitution in whole or in part for existing or additional real property taxes, Lessee shall pay before delinquency (but only to the extent that it can be ascertained that there has been a substitution and that as a result Lessee has been relived from the payment of real property taxes it would otherwise have been obligated to pay the substitute tax or excise on rentals). Lessee's share of any tax or excise on rent shall be substantially the same as and as a substitute for the payment of such real property taxes as provided for in this lease.

     (d) Lessee may challenge or protest any tax, assessment or other charge which may be charged against the Property so long as Lessee diligently pursues such challenge or protests and pays any penalty due as a result of such challenge or protest, against the applicable municipality.

8.   PROPERTY INSURANCE
     ------------------

     Lessor agrees that at all times during the lease term it will procure and maintain a policy or policies of insurance upon the demised Premises insuring against all perils, included within the classifications of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage, special extended peril (all-risk), loss of rental income, Federal Flood Insurance, Earthquake, in an amount not less than the full insurable replacement value of improvements and providing for consequences of operation of building laws in excess of replacement costs. The deductible amount in the policy at this time is $1,000.00. The deductible amount shall not be increased to more than $10,000.00 without Lessee's prior approval. Lessee hereby agrees to pay the deductible under Lessor's insurance covering the demised premises upon receiving written demand and proof of loss from Lessor. The deductible will be determined by the insurance claims adjustor. All policies of insurance or evidence thereof should be furnished to Lessee annually during the term of the Lease.

     Lessee shall promptly reimburse Lessor upon request in an amount equal to the cost of any such insurance policies so procured, the obligation for payment thereof being that of the Lessee. Notwithstanding the foregoing, the Lessee may, at its option, obtain its own insurance, including under a blanket insurance policy, in lieu of Lessor, provided such policy
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     satisfies all conditions set forth in the preceding paragraph and names
     Lessor and the mortgage lender as additional insureds.

9.   LIABILITY INSURANCE
     -------------------

     Lessee shall, during the entire term, keep in full force and effect a policy or policies of public liability and property damage insurance with respect to the demised Premises and the business operated by the Lessee and require same of any sublessee's of Lessee in the demised Premises, in which the limits of public liability shall not be less than One Million and No/100 Dollars ($1,000,000.00) combined single limit bodily injury or property damage for each occurrence. The policy shall name the Lessor, or any other parties in interest, as an additional insured, and shall contain a clause that the insurer will not change the insurance without first giving Lessor at least ten (10) days prior written notice. Lessee shall not cancel nor allow any policy to lapse because of non-payment without giving Lessor thirty (30) days written notice. A copy of each policy or certificate of insurance shall be delivered to Lessor.

10.  DAMAGE BY FIRE OR OTHER CASUALTY
     --------------------------------

     Lessor shall not be liable for any damage or injury to the Premises or to Lessee arising from any act or negligence on the part of the Lessee, or for any other damage or injury to Lessee or property occasioned from or by any cause whatsoever, except damage or injury due to the grossly negligent or willful act of Lessor, its employees, agents or invitees. Lessee covenants and agrees with Lessor to assume full responsibility and liability for any injuries or damages sustained by any person or persons on the Premises during the term of this Lease or any extensions thereof, and to save Lessor harmless therefrom, unless such injuries or damages are due to the grossly negligent or willful act of Lessor, its employees, agents or invitees.

     In the event the Premises or the Building of which the premises are a part is destroyed or injured by fire, earthquake or other casualty to the extent that either is untenable in whole or in part and in the event the proceeds of insurance received as a result of such catastrophe are adequate to rebuild and restore the premises or such part a may be damaged, then Lessor shall within 30 days from the event so notify Lessee of its intent to rebuild and restore the premises and the time necessary to complete such restoration. In the event the time required for such restoration exceeds 120 days, Lessee may, at its option, terminate this
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     lease as of the date of such injury or destruction.  During the period of such rebuilding and restoration, the rent hereunder shall be abated in the same ratio as the portion of the premises rendered for the time being unfit for occupancy, shall bear to the entire demised premises.

11.  USE
     ---

     Lessee shall use the Premises for manufacturing, warehousing, and sales purposes and other uses consistent with its business only, unless Lessee obtains the prior written consent of Lessor, which consent shall not be unreasonably withheld.

     Lessee shall keep and use the Premises in accordance with the laws of the State of Washington and city and county ordinances, and in accordance with all applicable governmental directions, rules and regulations.

12.  INDEMNIFICATION
     ---------------

     Lessor shall not be liable for any injury to any person, or any loss or damage to any property (including property of Lessee) that occurs on the Premises from any cause except gross negligence or willful misconduct of Lessor, its employees, agents or invitees. Lessee shall indemnify and hold harmless Lessor from all claims, losses, damages and liabilities that may arise out of any actual or alleged injury to any person or to any property resulting from any act or omission of Lessee on the Premises. Lessor shall indemnify and hold Lessee harmless from all claims, losses, damages and liabilities that may arise out of any actual or alleged injury to any person or to any property resulting from any gross negligence or willful act or willful omission of Lessor, or any officer, agent, employee, quest, invitee or visitor of Lessor in or about the Premises.

13.  CARE OF PREMISES
     ----------------

     The Lessor shall not be called upon to make any improvement or repair of any kind upon said Premises, except as provided in the following Paragraph 16, and said Premises shall at all times be kept and used generally in accordance with the laws of the State of Washington and City of Auburn and King County ordinances, and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector or other proper officer of the city or county, at the sole cost and expense of said Lessee; and at Lessee's own cost and expense will
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     keep all drainage pipes free and open and will protect water, heating and other pipes so they will not become clogged or freeze, and will repair all leaks, and will also repair all damages caused by leaks or by reasons of Lessee's failure to protect and keep free, open and unfrozen any of the pipes and plumbing on said Premises. Lessee shall be responsible to keep the sidewalks and parking areas safe for normal vehicular and pedestrian traffic on the Premises and the adjoining Property.

14.  PREMISES
     --------

     The Property is shown in Exhibit "A", "B", "C" attached hereto, and by this reference made a part hereof. The demised premises are approximately 125,160 square feet of manufacturing & warehouse space and 8,450 square feet of office space.

15.  LEASEHOLD IMPROVEMENTS AND ALTERATIONS
     --------------------------------------

     Lessee shall not make any structural alterations, additions or improvements in the Demised Premises in any one case which exceeds $7,500.00 without the prior written consent of Lessor, which consent shall not be unreasonably withheld, and all such structural alterations, additions and improvements which are made shall immediately become the property of the Lessor and shall remain in and be surrendered with the Premises as a part thereof at the termination of this Lease, or shall be removed by Lessee at Lessor's option.

     If the Lessee shall perform work with the consent of the Lessor, as aforesaid, Lessee agrees to comply with all laws, ordinances, rules and regulations of the City of Auburn, Washington and any other authorized public authority. The Lessee further agrees to save Lessor free and harmless from damage, loss or expense arising out of said work.

     Lessee agrees that such leasehold improvements, alterations and additions are subject to and subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised Premises placed by the Lessor.

     If Lessee installs trade fixtures, appliances or equipment in the Premises, Lessee shall remove such items prior to the expiration or termination of this Lease, provided that Lessee shall restore the Premises to the condition that they were in prior to the installation of such items, less
     reasonable wear and tear.   Lessee's obligation to restore shall survive
     the termination or expiration of this Lease.
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16.  REPAIRS
     -------

     Lessee will, at all times, keep the Premises neat, clean and in a sanitary condition. Lessor, at its sole expense, shall repair and maintain the roof structure, walls and foundation of the demised Premises, unless Lessee is responsible for such damage, and provided however that Lessee shall be required to notify Lessor in the event any repairs which are the Lessor's responsibility are necessitated. All other repairs to Lessee's Premises shall be at Lessee's sole cost and expense. Except for reasonable wear and tear, and damage by fire, windstorm and Acts of God, or other similar casualty, Lessee will at all times preserve said Premises in as good repair as they now are or may hereafter be put to. Lessee agrees that at the expiration or sooner termination of this Lease, Lessee will quit and surrender said Premises without notice and in a neat and clean condition and will deliver up all keys belonging to said Premises to the Lessor or Lessor's agent. Lessee shall have heating and ventilation equipment and overhead doors serviced and maintained by qualified service contractors, at its sole expense, on a regular basis.

     Lessor reserves for itself and its employees or contractors, and Lessee covenants to permit Lessor or its agents, employees or contractors, to enter any and all portions of the Premises at any and all reasonable times with reasonable notice to make such repairs as shall be necessary for the safety and preservation of the Premises. Nothing herein shall imply any duty by Lessor to make any such repairs or do any other work that under any provision of this Lease, Lessee is required to perform, and the performance hereof by lessor shall not constitute a waiver of Lessee's default, nor shall the obligation of Lessee under this Lease be thereby affected in any manner. Furthermore Lessor during the progress of such repairs or other work may keep and store on the demised Premises all necessary material, tools and equipment; provided such storage does not materially adversely affect Lessee's operation. Lessor shall use his best efforts to minimize the inconvenience to Lessee, and to perform necessary repairs in a timely manner.

17.  ASSIGNMENT
     ----------

     Except to its parent or affiliate corporations, or in connection with a merger consolidation, or the sale of substantially all of Lessee's assets, Lessee shall not assign this Lease or any part thereof and shall not let or sublet the whole or any portion of the Premises without the written consent of Lessor or Lessor's

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     agent.  This Lease shall not otherwise be assignable by operation of law.
     If consent is once given by the Lessor to the assignment of this Lease, or any interest therein, Lessor shall not be barred from afterwards refusing to consent to any further assignment. In no event shall Lessor's consent be unreasonably withheld.

18.  SUBLETTING
     ----------

     If Lessee is unable to use the Premises for the purpose herein stated, or if it finds the Premises undesirable for his expanded or contracted business needs, the Lessee will so advise the Lessor in writing and if both agree, the Lease may be cancelled or the Lessee will be permitted to sublet all or a portion of the space to a qualified user, subject to the approval of the Lessor, whose approval shall not be unreasonably withheld. Until such time as the Lessor is able to find a new tenant, the rent and all other obligations of the Lessee will continue. IF the Lessee sublets the entire Premises to a qualified user with the approval of Lessor and mortgage lender, and if the lease payments from the sublessee to subLessor exceed the rental payments payable to Lessor hereunder, then in such event, Lessor will have the option to set up a direct lease with the subLessee.
     If additional rent is received over and above monthly rent for comparable space as a direct result from improvements paid for by Lessee, Lessee shall be entitled to such additional rent during the original term of this Lease, excluding any renewal options. If the sublease is for the entire Premises and is acceptable to Lessor, then Lessor will remove Lessee from any further lease obligation.

19.  HAZARDOUS MATERIALS
     -------------------

     (a) Lessee is in the business of handling Hazardous Materials in manufacturing. Lessee shall hold Lessor harmless during the term of the Lease and thereafter from any and all lawsuits, claims or demands made by third parties, including governmental agencies, arising out of or connected with Lessee's use or handling of such Hazardous Materials which causes an illegal storage or contamination of the Premises, including but not limited to the presence, escape, seepage, spillage, discharge, emission or release on or under the Premises of any Hazardous Material. This hold harmless provision shall have the broadest legal interpretation possible, and includes the payment of all Lessor's reasonable legal fees incurred in any action, demand or claim made by a third party for damages or for removal of such substances. If Lessor has reason to believe that Lessee is in breach of this subparagraph during the term of this Lease, or after its termination, Lessor
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     may at reasonable times upon reasonable notice to Lessee enter the Premises to conduct soil tests or an environmental audit. If the tests or audit reveal a breach of this subparagraph, in addition to all of the remedies contained herein, Lessee shall be responsible to pay for the cost of such tests or audit.

     (b)  To the best of Lessor's knowledge:

          1.   Neither Lessor nor any other person or entity has ever
                         caused or permitted any Hazardous Material to be placed, held, located or disposed on, under or at the Premises, and the Premises has never been used as a dump site, permanent or temporary storage site, or transfer station for, and does not contain, any Hazardous Material.

          2. The current conditions of the Premises complies with all laws, regulations and decisions of any kind regarding Hazardous Material.

          3. There are no pending proceedings, and no condition exists that, with the passage of time, could give rise to any future liability to Lessee as a result of the present or past existence of any Hazardous Material on the Premises.

     These representations shall survive the voluntary or involuntary transfer of the Premises by Lessor and shall survive the termination of this Lease. Lessor acknowledges that Lessee has materially relied upon these representations in entering into this Lease.

     Except to the extent that Lessee is obligated to indemnify Lessor under Paragraph (a) above, Lessor shall hold Lessee harmless during the term of the Lease and thereafter from any and all lawsuits, claims or demands made by third parties, including governmental agencies, arising out of or connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release on or under the Premises of any Hazardous Material, other than such caused by Lessee. This hold harmless provision includes the payment of all Lessee's reasonable legal fees incurred in any action, demand or claim made by a third party for damages or for removal of such substances other than those excepted herein. If Lessee has reason to believe that Lessor is in breach of this subparagraph during the terms of the Lease or after its termination, Lessee may conduct soil tests or an environmental audit on the Premises. If the tests or audit reveal a breach of this subparagraph, Lessee may terminate this Lease,

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     and in addition to all remedies contained herein, Lessor shall be responsible to pay for the costs of such tests or audit.

     As used herein, "Hazardous Materials" means asbestos, urea-formaldehyde, or any hazardous, toxic, or dangerous waste, substance, or material detrimental to human health or safety or the environment, as defined by any federal, state or local law, regulation, or administrative or judicial decision, including but not limited to the Comprehensive Environmental response, Compensation, and Liability act, or any similar state, federal or local "Superfund".

20.  LIENS AND INSOLVENCY
     --------------------

     Lessee shall keep the Demised Premises and the Property in which the Demised Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event Lessee becomes insolvent, voluntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of the Lessee, then the Lessor may cancel this Lease at Lessor's option.

21.  ACCESS
     ------

     Lessee will allow Lessor or Lessor's agent free access at all reasonable times upon reasonable notice to said Premises for the purpose of inspection or of making repairs, additions, or alterations to the Premises or any property owned by or under the control of the Lessor, but this right shall not be construed as an agreement on the part of the Lessor to make any repairs. The Lessor shall have the right to place and maintain "For Rent" signs in a conspicuous place on said Premises for One Hundred Eighty (180) days prior to the expiration date of this lease.

22.  SIGNS
     -----

     All signs and symbols placed in the windows or doors of the premises, or upon any exterior part of the building by the Lessee, shall be subject to the prior approval of the Lessor or Lessor's agent, which consent shall not be unreasonably withheld and to meet the Sign Ordinance of the City of Auburn. Any signs so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee, then Lessor may have same so removed at Lessee's expense.
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23.  COSTS AND ATTORNEYS FEES
     ------------------------

     If by reason of any default on the part of either party, it becomes necessary for the other to employ an attorney, the prevailing party shall be entitled to reimbursement of reasonable attorney's fees, or in case of any suit to recover any rent due hereunder, or for breach of any provisions of this Lease or to recover possession of the Demised Premises, or if a party shall bring any action or any relief against the other declaratory or otherwise, arising out of this lease, then and in any of such events the losing party shall pay the prevailing party a reasonable attorney fee and all costs and expenses expended or incurred by the prevailing party in connection with such default or action.

24.  DEFAULT
     -------

     If any rents above reserved, or any part thereof, shall be and remain unpaid ten (10) days after written default notice to lessee, or if Lessee shall violate or default in any of the covenants and agreements herein contained thirty (30) days after written notice, then the Lessor may cancel this Lease in its entirety including but not limited to all options, upon giving notice required by law, and re-enter said Premises, but not withstanding such re-entry by Lessor, the liability of the Lessee for the rent and other obligations provided herein shall not be extinguished for the balance of the term of the Lease, and Lessee covenants and agrees to make good to Lessor any deficiency arising from a re-entry and reletting of the Premises at a lesser rental than therein agreed to. The Lessee shall pay such deficiency each month as the amount is ascertained by Lessor. In the event Lessor re-enters the Premises, the cost of restoration and placing the Premises in a condition suitable for tenancy shall be added to any deficiency arising from such re-entry (ordinary wear and tear excepted).

25.  EMINENT DOMAIN
     --------------

     (a) Total Condemnation - If the whole of the Demised Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date title or possession shall be transferred to such proceeding, whichever shall first occur, and all rentals shall be paid up to that date and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

     (b) Partial Condemnation - If any part of the Demised Premises or the building in which the Demised Premises
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     are situated shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and in the event that such partial taking or condemnation shall render the Demised Premises unsuitable for the business of the Lessee, then the term of this Lease shall cease and terminate as of the date title or possession shall be transferred in such proceeding, whichever shall first occur, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. In the event of a partial taking or condemnation which is less than twenty percent (20%) of the Premises and not extensive enough to render the Premises unsuitable for the business of the Lessee, then Lessor shall promptly restore the Demised Premises to a condition comparable to its condition at the time of such condemnation, less the portion lost and rental adjusted accordingly in the taking, and this Lease shall continue in full force and effect.

     (c) Lessor's Damages - In the event of any condemnation or taking as hereinbefore provided, whether whole or partial, the Lessee shall not be entitled to any part of the award, as damages or otherwise, for such condemnation, and Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right of claim to any part thereof.

     (d) Lessee's Damages - Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation or diminution of value of the leasehold or the fee, Lessee shall have the right to claim and recover such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any condemnation for or on account of any cause or loss to which Lessee might be put in removing Lessee's inventory, Leasehold improvements or equipment.

26.  WAIVE OF SUBROGATION
     --------------------

     Lessor hereby releases Lessee of and from every and all right, claim and demand that Lessor may hereafter have against Lessee, or Lessee's successors or assigns, arising out of or in connection with any loss or losses occasioned by fire and such perils as are included in the normal extended coverage clauses of fire insurance policies and does hereby waive all rights or subrogation in favor of any insurance carriers against Lessee arising out of any losses occasioned by fire and such perils as are included under the normal extended coverage clauses of fire insurance policies, and sustained by Lessor in or around the Premises. Lessee
                                       13
     hereby releases Lessor from any and every right, claim and demand that Lessee may hereafter or in connection with any loss or losses occasioned by fire and such perils as are included in the normal extended coverage clauses of fire insurance policies, and does hereby waive all rights of subrogation in favor of insurance carriers against Lessor arising out of any losses occasioned by fire, and such perils as are included under the normal extended coverage clauses of fire insurance policies, and sustained by Lessee to its trade fixtures, equipment and inventory.

27.  SUBORDINATION
     -------------

     This Lease and the leasehold improvements therein are subject to and are hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised Premises or the property of which the demised Premises are a part; however, that the mortgagee's beneficiaries or encumbrance holders shall agree to recognize the Lease and all of its terms and conditions, and not to disturb the tenancy crated hereby. The Lessee agrees to execute, at no expense to the lessor, instruments which may be needed necessary or desirable by the Lessor which instruments shall affect the subordination of this Lease to any mortgage, deed of trust or encumbrance in such form as is reasonably acceptable to Lessee.

28.  HOLDOVER
     --------

     If the Lessee shall, with the written consent of Lessor, hold over after the expiration of the term of this Lease, such tenancy shall be for an indefinite period of time on a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy, Lessee agrees to pay to the Lessor one and one-half (1 1/2) times the rent for the last month of the base term, and to be bound by all the terms, covenants, and conditions as herein specified, so far as applicable.

29.  ESTOPPEL CERTIFICATES
     ---------------------

     Lessee agrees at any time and from time to time upon no less than twenty
     (20) days prior notice by Lessor to execute and deliver to Lessor a statement in writing, addressed to Lessor, certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that the same is in full force and effect as modified and stating modifications, stating the dates to which rental has been paid, and

                                       14
     stating whether to the best knowledge of Lessee, there is any default under the terms and conditions of the Lease, and if so, specifying each such defect, it being intended that any such statement delivered pursuant hereto may be relied upon by Lessor and by mortgagee or prospective mortgagee of any mortgage affecting the building or the building and the land.

30.  ATTORNMENT
     ----------

     If any proceedings are brought for the foreclosure of any encumbrance affecting the Demised Premises, or the power of sale under any deed of trust made by Lessor covering the Demised Premises, Lessee shall attorn to the Purchaser upon any such foreclosure of sale and recognize such Purchaser as Lessor under this Lease, provided however, that unless Lessee shall be in default any such attornment or subordination as provided in this Lease shall not affect the possessory or other rights of Lessee under the terms of this Lease, and Lessee's use and quiet enjoyment of the Premises shall continue undisturbed.

31.  AUTHORITY OF PARTIES
     --------------------

     If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

32.  GENERAL PROVISIONS
     ------------------

     (a) Waiver - the waiver by either party of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by either party shall not be deemed to be a waiver of any preceding breach by either party of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     (b) Notices - All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by Lessor to Lessee shall be sent








                                       15
     by United States Mail, or by a reputable overnight delivery services, postage prepaid, addressed to Lessee at 6 Executive Park Drive, Atlanta, Georgia 30329, Attention: General Counsel, or to such other place as Lessee may from time to time designate in a notice to Lessor. All notices and demands by Lessee to Lessor shall be sent by United States Mail, or by a reputable overnight delivery service, postage prepaid, addressed to Lessor at Post Office Box 700 or 7900 S.E. 28th, Suite 310, Mercer Island, Washington 98040, or to such other person or place as Lessor may from time to time designate in a notice to Lessee.

     (c) Marginal Headings - The marginal headings and paragraph titles of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation of any part hereof.

     (d) Time - Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (e) Successors and Assigns - The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     (f) Recordation - neither Lessor nor Lessee shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

     (g) Quiet possession - Upon Lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     (h) Late Charges - Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Lessee shall not be received by Lessor or Lessor's assignee, in the event of rent on the tenth (10th) of the month, or in the event of any other sum due within ten (10) days after written demand, then Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. However, if said period be extended beyond thirty (30) days, then Lessee shall pay to Lessor a late charge equal to twelve percent (12%) per annum of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     (i) Prior Agreements - This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto to their respective successors of interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     (j) Variation in Pronouns - All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, singular or plural as the identity of the person or persons may require.

     (k) Inability to Perform - This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other similar cause beyond the reasonable control of the Lessor, unless such delay extends past sixty (60) days from notice by Lessor, after which time Lessee may, at its option, terminate this Lease.

     (l) Separability - Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair, or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

     (m) Cumulative Remedies - No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

     (n) Choice of Law - This Lease shall be interpreted and governed by the laws of the State of Washington as they exist on even date.





                                       17

     (o) Gross Negligence-The failure to perform a duty which the party has knowledge of in disregard of the consequences as affecting the life or property of another




     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above-written.

Lessor:                                 Lessee:

HILL-RAAUM INVESTMENT COMPANY           SIMMONS COMPANY


BY:  __/s/ Gustav Raaum_________        BY: /s/_______________________
       ----------------                     ---
     Partner


                                        BY:  /s/_______________________
                                             ---

                                       18

STATE OF WASHINGTON )
                         ss.
COUNTY OF KING      )

On this 30th day of December, 1991 before me the undersigned, a Notary Public in
        ----        --------
and for the State of Washington, duly commissioned and qualified, personally appeared GUSTAV RAAUM, to me known to be the partner of Hill-Raaum Investment Co., the General Partnership that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said Partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixes my official seal, the day and year first above written.


                                        /s/__________________________
                                        ---
                                        NOTARY PUBLIC, in and for the
                                        State of Washington, residing
                                        in Bellevue
                                           --------

STATE OF GEORGIA )
         -------
                      ss.
COUNTY OF DEKALB )
          ------

On this 19th day of December, 1991, before me the undersigned, a Notary Public
        ----        --------
in and for the State of Georgia, duly commissioned and sworn, appeared, to me
                        -------
known to be the President of SIMMONS COMPANY, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                        /s/__________________________
                                        ---
                                        NOTARY PUBLIC, in and for the
                                        State of Georgia,
                                                 -------
                                        residing in Cobb County.
                                                    ------------
                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires Jan. 5, 1992






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